Assignment of deposit account

ASSIGNMENT OF DEPOSIT ACCOUNT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$250,000.00	06-29-2018		9001		3404456	90541	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Grantor:	ESCALON MEDICAL CORP. 435 DEVON PARK DRIVE, BUILDING 100 WAYNE, PA 19087	**Lender:**	TD Bank, N.A. 2059 Springdale Road Cherry Hill, NJ 08003

THIS ASSIGNMENT OF DEPOSIT ACCOUNT dated June 29, 2018, is made and executed between ESCALON MEDICAL CORP. ("Grantor") and TD Bank, N.A. ("Lender").

ASSIGNMENT. For valuable consideration, Grantor assigns and grants to Lender a security interest in the Collateral, including without limitation the deposit accounts described below, to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRIPTION. The word "Collateral" means the following described deposit account ("Account"):

Savings Account Number 6770962215 with Lender with an approximate balance of $250,000.00

together with (A) all interest, whether now accrued or hereafter accruing; (B) all additional deposits hereafter made to the Account; (C) any and all proceeds from the Account; and (D) all renewals, replacements and substitutions for any of the foregoing.

CROSS-COLLATERALIZATION. In addition to the Note, this Agreement secures all obligations, debts and liabilities, plus interest thereon, of Grantor to Lender, or any one or more of them, as well as all claims by Lender against Grantor or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquidated, whether Grantor may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Grantor's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Grantor holds jointly with someone else and all accounts Grantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and promises to Lender that:

Ownership. Grantor is the lawful owner of the Collateral free and clear of all loans, liens, encumbrances, and claims except as disclosed to and accepted by Lender in writing.

Right to Grant Security Interest. Grantor has the full right, power, and authority to enter into this Agreement and to assign the Collateral to Lender.

No Prior Assignment. Grantor has not previously granted a security interest in the Collateral to any other creditor.

No Further Transfer. Grantor shall not sell, assign, encumber, or otherwise dispose of any of Grantor's rights in the Collateral except as provided in this Agreement.

No Defaults. There are no defaults relating to the Collateral, and there are no offsets or counterclaims to the same. Grantor will strictly and promptly do everything required of Grantor under the terms, conditions, promises, and agreements contained in or relating to the Collateral.

Proceeds. Any and all replacement or renewal certificates, instruments, or other benefits or proceeds related to the Collateral that are received by Grantor shall be held by Grantor in trust for Lender and immediately shall be delivered by Grantor to Lender to be held as part of the Collateral.

Validity; Binding Effect. This Agreement is binding upon Grantor and Grantor's heirs, personal representatives, successors and assigns and is legally enforceable in accordance with its terms.

Financing Statements. Grantor authorizes Lender to file a UCC financing statement, or alternatively, a copy of this Agreement to perfect Lender's security interest. At Lender's request, Grantor additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender's security interest in the Property. Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs. Grantor irrevocably appoints Lender to execute documents necessary to transfer title if there is a default. Lender may file a copy of this Agreement as a financing statement.

LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL. While this Agreement is in effect, Lender may retain the rights to possession of the Collateral, together with any and all evidence of the Collateral, such as certificates or passbooks. This Agreement will remain in effect until (a) there no longer is any Indebtedness owing to Lender; (b) all other obligations secured by this Agreement have been fulfilled; and (c) Grantor, in writing, has requested from Lender a release of this Agreement.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon

Default.

LIMITATIONS ON OBLIGATIONS OF LENDER. Lender shall use ordinary reasonable care in the physical preservation and custody of any certificate or passbook for the Collateral but shall have no other obligation to protect the Collateral or its value. In particular, but without limitation, Lender shall have no responsibility (A) for the collection or protection of any income on the Collateral; (B) for the preservation of rights against issuers of the Collateral or against third persons; (C) for ascertaining any maturities, conversions, exchanges, offers, tenders, or similar matters relating to the Collateral; nor (D) for informing the Grantor about any of the above, whether or not Lender has or is deemed to have knowledge of such matters.

DEFAULT. Default will occur if payment in full is not made immediately when due.

RIGHTS AND REMEDIES ON DEFAULT. Upon Default, or at any time thereafter, Lender may exercise any one or more of the following rights and remedies, in addition to any rights or remedies that may be available at law, in equity, or otherwise:

Accelerate Indebtedness. Lender may declare all Indebtedness of Grantor to Lender immediately due and payable, without notice of any kind to Grantor.

Application of Account Proceeds. Lender may take directly all funds in the Account and apply them to the Indebtedness. If the Account is subject to an early withdrawal penalty, that penalty shall be deducted from the Account before its application to the Indebtedness, whether the Account is with Lender or some other institution. Any excess funds remaining after application of the Account proceeds to the Indebtedness will be paid to Grantor as the interests of Grantor may appear. Grantor agrees, to the extent permitted by law, to pay any deficiency after application of the proceeds of the Account to the Indebtedness. Lender also shall have all the rights of a secured party under the Pennsylvania Uniform Commercial Code, even if the Account is not otherwise subject to such Code concerning security interests, and the parties to this Agreement agree that the provisions of the Code giving rights to a secured party shall nonetheless be a part of this Agreement.

Transfer Title. Lender may effect transfer of title upon sale of all or part of the Collateral. For this purpose, Grantor irrevocably authorizes Lender to execute endorsements, assignments and instruments in the name of Grantor and each of them (if more than one) as shall be necessary or reasonable.

Other Rights and Remedies. Lender shall have and may exercise any or all of the rights and remedies of a secured creditor under the provisions of the Pennsylvania Uniform Commercial Code, at law, in equity, or otherwise.

Deficiency Judgment. If permitted by applicable law, Lender may obtain a judgment for any deficiency remaining in the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this section.

Election of Remedies. Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies.

Cumulative Remedies. All of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

GUARANTOR RIGHT OF SETOFF. Notwithstanding the foregoing, the Right of Setoff set forth above shall, to the extent permitted by law include the Lender's right to setoff against Guarantor's right, title and interest in and to all deposits, money, securities and other property now or hereafter in the possession of or on deposit with any affiliates of Lender, which shall include without limitation, the Toronto-Dominion Bank and its wholly owned subsidiaries and affiliates. For purposes of Lender's right of setoff, the Guarantor hereby grants to Lender a security interest in all Guarantor's deposits, money securities and other property.

POWER OF ATTORNEY CONFESSION OF JUDGMENT. **GRANTOR HEREBY ACKNOWLEDGES AND AGREES THAT GRANTOR'S REASONABLE EXPECTATION WITH RESPECT TO THE AUTHORIZATION GRANTED PURSUANT TO ANY POWER OF ATTORNEY HEREUNDER, IS THAT LENDER OR ITS ATTORNEY MAY SEEK TO FORECLOSE ON COLLATERAL AND TAKE ANY OTHER ACTIONS WITH RESPECT TO THE EXERCISE OF LENDER'S RIGHTS AND REMEDIES HEREUNDER. GRANTOR HEREBY WAIVES ALL OTHER DUTIES OF LENDER THAT MAY ARISE UNDER 20 PA. C.S.A. §5601.3(b). GRANTOR HEREBY REMISES, RELEASES, AND FOREVER DISCHARGES, AND WAIVES ALL CLAIMS, CAUSES OF ACTION AND ANY OTHER RIGHTS AGAINST, TD BANK, N.A. AND ITS PREDECESSORS, LEGAL REPRESENTATIVES, PAST AND PRESENT PARENT COMPANIES, SUBSIDIARIES, AGENTS, EMPLOYEES, SERVANTS, INSURERS, ATTORNEYS, OFFICERS, DIRECTORS, STOCKHOLDERS, AFFILIATES, AFFILIATE COUNTERPARTIES, SUCCESSORS IN INTEREST, AND ASSIGNS OF AND FROM ANY AND ALL CLAIMS, DEMANDS, DAMAGES, FEES, AND COSTS, SUMS OF MONEY, RIGHTS, CAUSES OF ACTIONS, OBLIGATIONS AND LIABILITIES OF ANY KIND OR NATURE WHATSOEVER INCLUDING ATTORNEYS' FEES, ARISING UNDER OR RELATING TO ANY DUTIES OF AN AGENT UNDER 20 PA. C.S.A. §5601.3 OR OTHERWISE.**

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys' Fees; Expenses. Grantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the Commonwealth of Pennsylvania without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the Commonwealth of Pennsylvania.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing

and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices. Unless otherwise provided by applicable law, any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address. Unless otherwise provided by applicable law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

Additional Authorizations. Grantor hereby authorizes Lender, irrevocably, with full power of substitution, to do the following, either in Lender's own name or in the name of the Grantor, or otherwise, which in discretion of Lender may seem to be necessary or advisable: (1) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (2) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (3) to settle or compromise any and all claims arising under the Collateral, and in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (4) to file any claim or claims or to take any action or institute or take part in any proceedings. This authorization is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender. It is understood and agreed that any exercise of this authorization by Lender shall be on behalf of Lender and not on behalf of Grantor. Lender is not an agent or fiduciary of Grantor. However, in exercising the authorization granted hereby, Lender shall exercise reasonable caution and prudence and Lender shall keep full and accurate record of all actions, receipts and disbursements.

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Successor Interests. The terms of this Agreement shall be binding upon Grantor, and upon Grantor's heirs, personal representatives, successors, and assigns, and shall be enforceable by Lender and its successors and assigns.

Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Grantor's Indebtedness shall be paid in full.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

Waive Jury. All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

Account. The word "Account" means the deposit account described in the "Collateral Description" section.

Agreement. The word "Agreement" means this Assignment of Deposit Account, as this Assignment of Deposit Account may be amended or modified from time to time, together with all exhibits and schedules attached to this Assignment of Deposit Account from time to time.

Borrower. The word "Borrower" means ESCALON MEDICAL CORP. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Collateral. The word "Collateral" means all of Grantor's right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

Default. The word "Default" means the Default set forth in this Agreement in the section titled "Default".

Grantor. The word "Grantor" means ESCALON MEDICAL CORP..

Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. The liens and security interests created pursuant to this Agreement covering the Indebtedness which may be created in the future shall relate back to the date of this Agreement. Specifically, without limitation, Indebtedness includes all amounts that may be indirectly secured by the Cross-Collateralization provision of this Agreement.

Lender. The word "Lender" means TD Bank, N.A., its successors and assigns.

Note. The word "Note" means the Note dated June 29, 2018 and executed by ESCALON MEDICAL CORP. in the principal amount of $250,000.00, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

Property. The word "Property" means all of Grantor's right, title and interest in and to all the Property as described in the "Collateral Description" section of this Agreement.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS ASSIGNMENT OF DEPOSIT ACCOUNT AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JUNE 29, 2016.

THIS AGREEMENT IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

GRANTOR:

ESCALON MEDICAL CORP.

By: ______________________ (Seal)
RICHARD DEPIANO, PRESIDENT of ESCALON MEDICAL CORP.